Exhibit 10.11

JOINDER NO. 4 TO GUARANTY AND SECURITY AGREEMENT

Joinder No. 4 (this “Joinder”), dated as of March 6, 2014 by and among Road Raiders Logistics, Inc., a Delaware corporation (the “New Subsidiary”), and U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as collateral agent and ship mortgage trustee for the Secured Parties (as defined below) (in such capacities, together with its successors and assigns, if any, the “Collateral Agent”) to the Continuing Guaranty dated as of January 31, 2013 (the “Guaranty”) and the Security and Pledge Agreement dated as of January 31, 2013 (the “Security Agreement”), by and among the Grantors listed on the signature thereto any other Person who executed a joinder in the form hereof and Collateral Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the $20,000,000 Term Loan Agreement dated as of January 31, 2013 (as it may be Refinanced (as defined below) from time to time, the “Credit Agreement”), among HORIZON LINES, LLC, a Delaware limited liability company (the “Borrower”), HORIZON LINES, INC., a Delaware corporation (the “Parent”), the lenders party thereto (such lenders, together with their respective successors and permitted assigns in such capacity, collectively, the “Lenders”) and the Collateral Agent as administrative agent, collateral agent and ship mortgage trustee thereunder, the Lenders have agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof, and the Grantors (other than the Borrower) have guaranteed the obligations of the Borrower under the Credit Agreement;

WHEREAS, pursuant to Section 6.9 of Credit Agreement, the New Subsidiary is required to execute, among other documents, a joinder to the Guaranty in order to become a Guarantor under the Credit Agreement; and

WHEREAS, pursuant to Section 24 of the Security Agreement (as defined in the Credit Agreement) the New Subsidiary may become Grantor under the Security Agreement and thereby benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Subsidiary hereby agrees as follows:

1. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2. The New Subsidiary, by its signature below, becomes an “Additional Guarantor” under the Guaranty and a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Guarantor” and “Grantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of the Guaranty applicable to it as a “Guarantor” thereunder, (b) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (c) represents and warrants that the representations and warranties made by it as a “Guarantor” under the Guaranty and a “Grantor” under the Security Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby unconditionally grant to Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to the Collateral. Schedule 2, “Commercial Tort Claims”, Schedule 3, “Intellectual Property”, Schedule 4, “Pledged Companies”, Schedule 5, “List of Uniform Commercial Code Filing Jurisdictions”, , Schedule 7a, “Vessels”, Schedule 7b, “Vessel Insurance”, Schedule 7c, “Non-Compliance with Class and Classification Society,” Schedule 8 “Deposit Accounts and Securities Accounts,” and Schedule 9 “Negotiable Collateral” to the Security Agreement, attached hereto supplement Schedules 2 through 9, respectively, to the Security Agreement. Each reference to a “Guarantor” under the Guaranty and a “Grantor” in the Security Agreement and the other Loan Documents shall be deemed to include the New Subsidiary. Each of the Guaranty and the Security Agreement is incorporated herein by reference. The New Subsidiary authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. The New Subsidiary also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction in connection with the Loan Documents. Notwithstanding the foregoing the New Subsidiary shall make all filings (including filings of continuation statements and amendments to financing statements that are necessary to continue the effectiveness of such financing statements) necessary to maintain (at the sole cost and expense of the New Subsidiary) the security interest created by the Security Documents in the Collateral as a first priority perfected security interest to the extent perfection is required by this Agreement, subject only to Permitted Liens.

3. The New Subsidiary, by its signature below, becomes a party to the Intercreditor Agreement and the New Subsidiary hereby (a) agrees to all of the terms and provisions of Intercreditor Agreement applicable to it as a “Guarantor/Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “Guarantor/Grantor” in the Intercreditor Agreement shall be deemed to include the New Subsidiary.

4. The New Subsidiary represents and warrants to Collateral Agent and the other Secured Parties that this Joinder has been duly executed and delivered by such New Subsidiary and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5. This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6. Each of the Guaranty and the Security Agreement, in each case as supplemented hereby, shall remain in full force and effect.

7. THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH NEW SUBSIDIARY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.

9. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH NEW SUBSIDIARY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH NEW SUBSIDIARY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty and the Security Agreement to be executed and delivered as of the day and year first above written.

NEW SUBSIDIARY:

ROAD RAIDERS LOGISTICS, INC.

By:	/s/ Chris J. Dianora
Name: Chris J. Dianora
Title: Vice President

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ James A. Hanley
Name: James A. Hanley
Title: Vice President

[Signature Page to Joinder No. 1 to Guaranty and Security Agreement]